(Muhlenkamp Fund Logo)


SEMI-ANNUAL REPORT


June 30, 1999




Phone:  1-800-860-3863
E-mail:  fund@muhlenkamp.com
Web Site:  www.muhlenkamp.com



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of the Muhlenkamp Fund. Please call 1-800-860-3863 for a free prospectus. Read it carefully before you invest.


THE MUHLKENKAMP FUND
(A Portfolio of the Wexford Trust)

Dear Fellow Shareholders:

The Trustees and Management of the Muhlenkamp Fund are pleased to present this semi-annual report of your Fund.

As of June 30, 1999, the Net Asset Value (NAV) of your Fund was $43.72. The year-to-date return for your Fund as of June 30, 1999 was 16.12%.

                              Total Return %          Cumulative Return %
                         -----------------------    -----------------------
                           Muhlenkamp       S&P        Muhlenkamp     S&P
 Period Ending                Fund          500           Fund        500
 -------------                ----          ---           ----        ---
 12/31/91                     45.4         30.5           45.4       30.5
 12/31/92                     15.8          7.7           68.4       40.6
 12/31/93                     18.1          9.9           98.8       54.5
 12/31/94                     (7.2)         1.3           84.5       56.5
 12/31/95                     33.0         37.1          145.4      114.5
 12/31/96                     30.0         22.9          219.1      163.7
 12/31/97                     33.3         33.4          325.3      251.7
 12/31/98                      3.2         28.1          339.0      350.6
  6/30/99                     16.1         12.4          409.0      407.0



                           Muhlenkamp        S&P
Date                          Fund           500

12/31/90                       100           100
12/31/91                       145           131
12/31/92                       168           141
12/31/93                       199           154
12/31/94                       184           157
12/31/95                       245           215
12/31/96                       318           264
12/31/97                       424           352
12/31/98                       438           451
 6/30/99                       509           506



It's working, folks. The things we wrote about in April are happening. Inflation remains modest and economic growth remains strong. The U.S. worker/consumer remains in good shape. Anyone who wants a job can get a job. Anyone willing to learn can upgrade to a better job. Even some economists are starting to understand this.

The Asian economies are also improving. Fundamental changes in Japan are slow but positive. Other parts of Southeast Asia are improving. Those countries which have moved toward free markets, primarily South Korea and Thailand, are doing better than their neighbors. This is helping large international companies in businesses like oil, paper, chemicals, etc.

Business and investor confidence in this economy has also improved, which allowed the stocks of large international cyclical companies to bounce in April and May. So far, most of the strength is still in the well-known names like Royal Dutch, International Paper, Alcoa, and Dow Chemical.

Meanwhile the bloom has come off the Internet stocks and the "security blanket" stocks that were bid to high premiums after the scare in the 3rd quarter of 1998. Many of these stocks are off their recent highs by as much as 30-40%.

The change in market focus dates to mid-April, and is still in its early stages. Our portfolio holdings have participated nicely in this change.

As continued good economic and inflation numbers are reported, we expect the market's strength to continue to spread to those companies with attractive values and good earnings. We believe the stocks we hold represent such companies, and we continue to seek additions to our list.

Year 2000 Update

As we have been saying for over a year, our belief is that Y2K will have a minimal effect on the lives of most Americans. Yes, there will be some disruptions, but none beyond the normal disruptions caused by a winter storm. The Muhlenkamp Fund's service partners tell us their systems are Y2K compliant and ready to handle the upcoming non-event without interruption.

Ron Muhlenkamp
President
August 1999



STATEMENT OF ASSETS & LIABILITIES
June 30, 1999(Unaudited)

ASSETS

INVESTMENTS, AT VALUE (Identified cost $145,345,288)       $ 210,193,337
CASH                                                              19,110
RECEIVABLES:
  Dividends                                                      142,814
  Interest                                                         8,623
  Subscriptions                                                   29,800
                                                                  ------
     Total receivables                                           181,237
PREPAID EXPENSES                                                     724
                                                                     ---
     Total assets                                            210,394,408

LIABILITIES

COVERED PUT AND CALL OPTIONS WRITTEN, AT VALUE                 1,832,500
(Premiums received $474,009)
INVESTMENTS PURCHASED                                            213,750
ADVSOR FEE                                                       161,837
ACCRUED EXPENSES                                                 126,533
                                                                 -------
     Total liabilities                                         2,334,620
                                                               ---------
NET ASSETS                                                 $ 208,059,788
                                                            ============

NET ASSETS

CAPITAL PAID IN ON SHARES OF BENEFICIAL INTEREST           $ 146,059,921
UNDISTRIBUTED NET INVESTMENT LOSS                               (206,798)
ACCUMULATED NET REALIZED LOSS ON INVESTMENTS                  (1,282,893)
NET UNREALIZED APPRECIATION (DEPRECIATION) OF:
                    Investments                               64,848,049
                    Written options                           (1,358,491)
                                                              ----------

NET ASSETS                                                 $ 208,059,788
                                                            ============

SHARES OF BENEFICIAL INTEREST OUTSTANDING
(unlimited number of shares authorized, $.001 par value)       4,758,727

NET ASSET VALUE PER SHARE                                        $ 43.72
                                                                 =======



See notes to financial statements.




STATEMENT OF OPERATIONS
Six Months Ended June 30, 1999(Unaudited)

INVESTMENT INCOME:

  Dividends                                                      $ 895,804
  Interest                                                         164,050
                                                                   -------
      Total investment income                                    1,059,854

EXPENSES:

  Investment advisory fees              949,033
  Transfer agent fees & expenses        130,625
  Printing & mailing                     66,603
  Federal & state registration           27,963
  Custody fees                           22,473
  Fund accounting fees                   20,798
  Administration fees                    22,139
  Audit fees                             23,326
  Legal fees                              3,050
  Insurance                               1,567
  Miscellaneous                          14,237
                                         ------
     Total expenses                   1,281,814
  Fees paid indirectly                  (15,700)
                                        -------
     Net expenses                                              1,266,114
                                                               ---------
NET INVESTMENT LOSS                                             (206,260)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

  Net realized loss on investments                            (1,050,914)
  Change in unrealized appreciation or depreciation
  in value of :
   Investments                                                30,671,332
   Written options                                              (752,598)
                                                                --------
  Net realized and unrealized gain on investments             28,867,820
                                                              ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        $ 28,661,560
                                                            ============

See notes to financial statements.



STATEMENT OF CHANGES IN NET ASSETS

                                            Six Months Ended      Year Ended

                                             June 30, 1999    December 31, 1998

                                               (Unaudited)

INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS:

   Net investment income (loss)                 $    (206,260)   $ 387,575
   Net realized loss on investments                (1,050,914)    (104,365)
   Change in unrealized appreciation or
    depreciation in value of investments
    and written options                           29,918,734    (1,155,525)
                                                  ----------    ----------

      Net increase(decrease) in net assets
       resulting from operations                   28,661,560     (872,315)
                                                   ----------     --------

DISTRIBUTIONS TO SHAREHOLDERS:

   Net investment income                                   --     (392,344)
                                                     --------     --------

CAPITAL SHARE TRANSACTIONS:

  Proceeds from sale of shares                      24,067,586 120,046,067
  Proceeds from shares issued to holders
   in reinvestment of dividends                            --      381,937

  Cost of shares redeemed                         (39,630,958) (49,662,383)
                                                  -----------  -----------

     Net increase (decrease) in net assets
      resulting from capital share transactions   (15,563,372)  70,765,621
                                                  -----------   ----------

     Total increase in net assets                  13,098,188   69,500,962

NET ASSETS:


    Beginning of year                             194,961,600  125,460,638
                                                  -----------  -----------
    End of year (including undistributed net
     investment income of $0 and distributions
     in excess of undistributed net investment
     income of ($538), respectively)             $208,059,788 $194,961,600
                                                 ============ ============



See notes to financial statements.

 FINANCIAL HIGHLIGHTS

                          Six Months Ended      Year Ended December 31,
                                               -------------------------
                           June 30, 1999   1998    1997    1996    1995    1994
                           -------------   ----    ----    ----    ----    ----
                             Unaudited)

NET ASSET VALUE,
 BEGINNING OF YEAR             $37.65    $36.55  $27.52  $21.26  $16.23  $17.86

INCOME FROM
 INVESTMENT OPERATIONS
   Net investment income (1)    (0.04)     0.08    0.18    0.14   0.21    0.11
   Net gains (losses)
    on securities                6.11      1.10    8.98    6.23   5.14   (1.39)
                                 ----      ----    ----    ----   ----   -----

    Total from investment
     operations                  6.07      1.18    9.16    6.37   5.35   (1.28)

LESS DISTRIBUTIONS:

  From net investment income     0.00     (0.08)  (0.13)  (0.11) (0.21)  (0.10)
  From net realized gains        0.00      0.00    0.00    0.00  (0.11)  (0.25)
                                 ----      ----    ----    ----  -----   -----

   Total distributions           0.00     (0.08)  (0.13)  (0.11) (0.32)  (0.35)
                                ------    ------  ------  ------ ------  ------

NET ASSET VALUE,
 END OF YEAR                   $43.72    $37.65  $36.55  $27.52 $21.26  $16.23
                               =======  =======  ======  ====== ======  ======

TOTAL RETURN                    16.12%    3.22%  33.28%  29.96% 32.90%  (7.20%)

NET ASSETS, END OF PERIOD
 (in thousands)              $208,060 $194,962 $125,461 $42,039 $23,571 $16,611

RATIO OF TOTAL EXPENSES TO
 AVERAGE NET ASSETS              1.35%    1.36%   1.44%   1.56%  1.40%   1.57%

RATIO OF NET EXPENSES TO
 AVERAGE NET ASSETS              1.33%    1.32%   1.33%   1.54%  1.35%   1.52%

RATIO OF NET INVESTMENT
 INCOME (LOSS) TO AVERAGE
 NET ASSETS                     (0.22%)   0.21%   0.53%   0.58%  1.10%   0.70%

PORTFOLIO TURNOVER RATE          7.78%   27.03%  13.89%  16.90% 22.70%  25.60%

(1)Computed on weighted average number of shares outstanding for the years ended December 31, 1994 - 1998.

See notes to financial statements.


 PORTFOLIO OF INVESTMENTS
 June 30, 1999 (Unaudited)
                                           Number of Shares
Name of Issuer or Title of Issue          or Principal Amount      Value

COMMON STOCK - 98.0%+

Aerospace - 3.7%+
               *BE Aerospace, Inc.               357,000        $6,671,437
                Lockheed Martin                   28,000         1,043,000
                                                                 ---------
                                                                       7,714,437
                                                                 ---------

Airlines - 6.5%+
                AMR Corp.                        100,000         6,825,000
                Air Express International Corp.   32,343           820,704
               *Alaska Air Group                 140,000         5,845,000
                                                                 ---------
                                                                      13,490,704
                                                                ----------

Autos - 7.5%+
                Dana Corp.                        15,000           690,937
                Ford Motor Company               112,000         6,321,000
               *Monaco Coach Corp.                30,000         1,269,375
               *National RV Holdings             204,500         4,959,125
                Superior Industries               53,180         1,452,480
                Winnebago Industries, Inc.        40,000           900,000
                                                                 ---------
                                                                      15,592,917
                                                                ----------

Banks - 7.5%+
                Chase Manhattan                   24,000         2,079,000
                Citigroup Inc.                   180,000         8,550,000
                Mellon Bank Corp.                140,000         5,092,500
                                                                 ---------
                                                                      15,721,500
                                                                ----------

Brokerage - 11.1%+
                A.G. Edwards                      18,750           604,688
               *Donaldson, Lufkin & Jenrette, Inc.   300             8,850
               *Friedman Billings Ramsey           5,000            59,375
                Merrill Lynch                    102,000         8,153,625
                Southwest Securities, Inc.       199,635        14,323,811
                                                                ----------
                                                                      23,150,349
                                                                ----------

Building Products - 4.8%+
               *Griffon Corp.                    121,000           945,313
                Owens Corning                    100,000         3,437,500
                Southdown Inc.                    60,000         3,855,000
                Texas Industries Inc.             47,400         1,836,750
                                                                 ---------
                                                                      10,074,563
                                                                ----------

Capital Goods - 3.6%+
                Commercial Intertech             183,400        $2,922,937
                Graco, Inc.                      105,825         3,108,609
                IDEX Corp.                        41,250         1,356,094
                                                                 ---------
                                                                       7,387,640
                                                                 ---------

Diversified Operations - 0.4%+
                Loews Corp.                       10,000           791,250
                                                                   -------

Electronics - 6.7%+
               *ATMI, Inc.                       100,000         2,975,000
                Computer Associates
                  International,Inc.             105,000         5,775,000
                Intel Corp.                       88,000         5,236,000
                                                                 ---------
                                                                      13,986,000
                                                                ----------

Finance - 8.0%+
                Federal National Mortgage Assoc.  74,400         5,087,100
             # *Long Beach Financial Corp.       136,000         1,997,500
                Morgan Stanley Dean Witter & Co.  81,500         8,353,750
                National City Corp.               16,852         1,103,806
                                                                 ---------
                                                                      16,542,156
                                                                ----------

Furniture - 5.1%+
               *Stanley Furniture, Inc.          305,500         6,873,750
               *Winsloew Furniture               109,600         3,685,300
                                                                 ---------
                                                                      10,559,050
                                                                ----------

Homebuilding - 5.6%+
                American Woodmark Corp.           92,200         3,250,050
               *Beazer Homes USA, Inc.            20,000           463,750
               *Crossman Communities Inc.        180,000         5,231,250
               *NVR, Inc.                         52,000         2,713,750
                                                                 ---------
                                                                      11,658,800
                                                                ----------

Industrial Equipment - 1.3%+
                JLG Industries, Inc.             128,100         2,610,038
                                                 -------         ---------

Insurance - 8.8%+
                Conseco, Inc.                    344,608        10,489,006
                Fidelity National Financial      238,881         5,016,501
                Frontier Insurance                64,737           995,331
                Reliance Group Holdings Inc.     232,500         1,729,219
                                                                 ---------
                                                                      18,230,057
                                                                ----------

Medical - 0.9%+
               *D & K Healthcare Resources, Inc.  17,500           417,812
                 Inc.
               *Eclipse Surgical Technologies,
                 Inc.                             20,000           216,250
               *Orthodontic Centers of America,
                 Inc.                             60,000           847,500
               *Scios, Inc.                      140,000           455,000
                                                                   -------
                                                                       1,936,562
                                                                 ---------

Metal - 1.7%+
                Allegheny Teledyne Inc.           40,000           905,000
               *RTI International Metals         179,200         2,632,000
                                                                 ---------
                                                                       3,537,000
                                                                 ---------

Oils, Natural Gas and Energy Related - 5.0%+
               *Calpine Corp.                    180,000         9,720,000
               *OMNI Energy Services             198,000           693,000
                                                                   -------
                                                                      10,413,000
                                                                ----------

Retail Jewelry - 0.1%+
               *Piercing Pagoda, Inc.             10,000           126,250
                                                                   -------

Technology - 5.3%+
             # *Applied Materials                150,000        11,081,250
                                                                ----------

Telecommunication - 0.0%+
               *Korea Telecom Corp.                1,000            40,000
                                                                  --------

Tobacco - 1.6%+
                Phillip Morris                    85,280         3,427,190
                                                                 ---------

Transportation - 2.8%+
               *Arkansas Best Corp.               146,000        1,450,875
             # *Coach USA                         105,500        4,424,406
                                                                 ---------
                                                                       5,875,281
                                                                 ---------

                 Total Common Stocks (cost $140,101,751)       203,945,994
                                                               -----------

BONDS AND NOTES - 2.2%+
                General Motors Acceptance Corp.
                -0-%, due 2015                 $5,000,000        1,566,275
                U.S. Treasury Strip
                -0-%, due 2013                    800,000          341,351
                U.S. Treasury Strip
                -0-%, due 2024                 12,880,000        2,735,957
                                                                 ---------

                 Total Bonds and Notes (cost $3,639,777)         4,643,583
                                                                 ---------

REGISTERED INVESTMENT COMPANY - 0.8%+
                Star Trust for U.S. Treasury   $1,603,760       $1,603,760
                                                                ----------

                 Total Registered Investment Companies
                  (cost $1,603,760)                              1,603,760
                                                                ----------

TOTAL INVESTMENTS
 (identified and tax cost of $145,345,288)                    $210,193,337
                                                              ============

*  Non income producing security.
+  Investments are shown as a percentage of net assets at June 30, 1999.
# At June 30, 1999, the Fund's open covered put and call option contracts which are accounted for as a liability on the Statement of Assets and Liabilities were as follows:


Underlying Security/Expiration Date             Number of
/Exercise Price                             Contracts Written    Value

Applied Materials/January 2000/$40                    500      $1,825,000
Coach USA/September 1999/$30                          250           6,250
Long Beach Financial Corp./December 1999/$12.50       200           1,250
                                                                ---------
         Total covered put and call options written
         (premiums received $474,009)                          $1,832,500
                                                                =========



See notes to financial statements.



NOTES TO FINANCIAL STATEMENTS
Six Months Ended June 30, 1999 (Unaudited)

1.  ORGANIZATION

    The Wexford Trust (the "Trust") was organized as a Massachusetts Business Trust on September 21, 1987 and operations commenced on November 1, 1988. The Trust is registered under the Investment Company Act of 1940, as amended. The Muhlenkamp Fund (the "Fund") is a portfolio of the Trust and is currently the only fund in the Trust.

    The Fund operates as a diversified open-end mutual fund that continuously offers its shares for sale to the public. The Fund will manage its assets to seek a maximum total return to its shareholders, primarily through a combination of interest and dividends and capital appreciation by holding a diversified list of publicly traded stocks. The Fund may acquire and hold fixed-income or debt investments as market conditions warrant and when, in the opinion of its advisor, it is deemed desirable or necessary in order to attempt to achieve its investment objective.

    The primary focus of the Fund is long-term and the investment options diverse. This allows for greater flexibility in the daily management of Fund assets. However, with flexibility also comes the risk that assets will be invested in various classes of securities at the wrong time and price.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    A summary of significant accounting policies applied by management in the preparation of the accompanying financial statements follows.

    a. Investment Valuations - Stocks and Bonds are valued at the latest sales price on the last business day of the fiscal period as reported by the securities exchange on which the issue is traded. If no sale is reported, the security is valued at the last quoted bid price.

    b. Investment Transactions and Related Investment Income - Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the yield to maturity basis. Discounts and premiums on securities are amortized over the life of the respective securities. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities.

    c. Federal Taxes - It is the Fund's policy to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal tax provision is required.

    d. Dividends and Distributions to Shareholders of Beneficial Interest Dividends and distributions are recorded by the Fund on the record date.

    e. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

f. Options Transactions - The Fund may write put and call options only if such options are considered to be covered. A written call option is considered to be covered when the writer of the call option owns throughout the option period the security on which the option is written. A written put option is considered covered when the writer of the put has deposited and maintained amount equal to or greater than the exercise price of the put option.

       When the Fund writes a covered call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sales are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

       The Fund may purchase put and call options. When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

    Muhlenkamp & Co., Inc. (the "Advisor"), an affiliate of which an officer-stockbroker is a trustee of the Trust, receives a fee for investment management. The fee is computed and accrued daily based on the net asset value at the close of business and is equal to 1% per annum. The Advisor is permitted to charge the Fund for some or all of its routine administration costs which totaled $82,034 for the six months ended June 30, 1999. The reimbursement consists of the following:

    Federal & State Registration                                      $42,491
    Printing & Mailing                                                 28,701
    Legal & Audit                                                         578
    Insurance                                                             713
    Miscellaneous                                                       9,551
                                                                        -----
    Total                                                             $82,034

    Effective April 1, 1999, Firstar Mutual Funds Services, LLC ("Firstar") began providing administration services to the Fund. Effective May 1, 1999, the accounting and transfer agent services previously provided by American Data Services, Inc. are also provided by Firstar. Firstar Bank Cincinnati, NA serves as custodian for the Fund.

4.  CAPITAL SHARE TRANSACTIONS

    The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest with a par value of $.001 per share. Transactions in capital shares of the Fund were as follows:
                                           Six Months Ended    Year Ended
                                            June 30, 1999   December 31, 1998
                                           ---------------  -----------------

    Shares outstanding, beginning of year     5,178,767         3,432,778
    Shares sold                                 603,061         3,066,602
    Shares issued to shareholders in
     reinvestment of dividends                        0            10,376
    Shares redeemed                          (1,023,101)       (1,330,989)
                                             -----------       -----------
    Shares outstanding, end of year           4,758,727         5,178,767
                                              =========         =========

5.  CAPITAL LOSS CARRYFORWARD

    As of December 31, 1998, the Fund had available for federal income tax purposes a capital loss carryforward of $231,979 which expires as follows:


    December 31, 2004                                            $127,614
    December 31, 2006                                             104,365


6.  COVERED PUT AND CALL OPTIONS

    The Fund's activity in written options for the six months ended June 30, 1999 was as follows:
                                     Number of Contracts   Premiums Received
                                     -------------------   -----------------
Options outstanding at
 beginning of period                         1,300              $551,082
Options written                                450               231,767
Options expired                               (300)              (66,598)
Options closed                                (500)             (242,242)
                                             ------             ---------
Options outstanding at end of period           950              $474,009
                                             ------             ---------

7.  INVESTMENT TRANSACTIONS

    Purchases  and  sales  of  investment   securities,   excluding   short-term
    securities, for the six months ended June 30, 1999 were as follows:

                 Purchases                              Sales
      -------------------------------     --------------------------------
        U.S. Government    Other             U.S. Government      Other
        ---------------    -----             ---------------      -----
              $0        $14,900,010            $8,726,427      $24,749,574

    The components of the net unrealized appreciation in the value of the investments held at June 30, 1999 for both financial reporting and tax purposes are as follows:

    Gross unrealized appreciation of investments               $74,735,567
    Gross unrealized depreciation of investments                (9,887,518)
                                                               -----------
    Net unrealized appreciation of investments                 $64,848,049
                                                               ===========

    At June 30, 1999, the cost of investments for federal income tax purposes was $145,345,288.


8.  DIRECTED BUSINESS ARRANGEMENT

    The  Fund has a  directed  business  arrangement  with  Capital  Institution
    Services, Inc. ("CIS"). Upon the purchase and/or sale of investment securities, the Fund pays a brokerage commission to CIS. These commission payments generate nonrefundable cumulative credits which are available to pay certain expenses of the Fund, such as performance measurements, pricing information, custodian and record keeping services, legal, accounting and other administrative costs. The commission credits redeemed during the year were utilized by the Fund to pay accounting fees due to the Independent Auditors, transfer agent fees and fund accounting.

    The following is an analysis of commissions credits generated, utilized and available to pay future expenses of the Fund:

    Balance, January 1, 1999                                      $13,850
    Commission credits generated in 1999                           35,164
    Commission credits utilized:
     Auditor fees                                                 (15,700)
                                                                  -------
    Balance, June 30, 1999                                        $33,314
                                                                  =======

    For the six months ended June 30, 1999, total Fund operating expenses, as a percentage of average net assets were 1.35% without the commission credits. With the commission credits, net Fund operating expenses as a percentage of average net assets were 1.33% for the same period.




                          Investment Advisor
                      Muhlenkamp & Company, Inc.
                         12300 Perry Highway
                          Wexford, PA 15090

                   Administrator and Transfer Agent
                  Firstar Mutual Funds Services, LLC
                        615 E. Michigan Street
                         Milwaukee, WI 53202

                              Custodian
                     Firstar Bank Cincinnati, NA
                          425 Walnut Street
                         Cincinnati, OH 45201

                               Auditors
                        Deloitte & Touche LLP
                           2500 1 PPG Place
                         Pittsburgh, PA 15222